UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

NEONODE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Warfvingesväg 45, SE-112 51 Stockholm, Sweden 4000 Executive Parkway, Suite 200, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +468 678 18 50 — Sweden (925) 355-7700 — USA

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Neonode Inc. (the “Company”) completed a $5,086,091 private placement with accredited investors through the exercise at a reduced price on May 19, 2008, of existing warrants, for net proceeds of approximately $4,450,000. Members of Neonode’s Board of Directors and management contributed approximately $500,000 of the new capital. In all, 4,004,796 outstanding warrants were exercised at a strike price of $1.27 per warrant (including $375,000 of surrender of debt). In addition, the Company issued two new common stock purchase warrants, with an exercise price of $1.45, for each outstanding warrant exercised, for a total of 8,009,592 new warrants. Neonode also extended the maturity date of $2.85 million of convertible debt that was due on June 30, 2008 until December 31, 2008 by issuing the note holders 510,293 common stock purchase warrants, with an exercise price of $1.45. Empire Asset Management Company acted as financial advisor for the transaction and received 1,201,439 warrants exercisable at prices ranging from $1.27 to $1.45 per share, and a cash fee. The securities in this private placement were sold under Section 4(2) and Regulation D of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.48	Form of Warrant Exercise Subscription Agreement, dated as of May 19, 2008
10.49	Form of Warrant Transfer Agreement, dated as of May 19, 2008.
10.50	Form of New Warrant, pursuant to Warrant Exercise Subscription Agreement and Warrant Transfer Agreement, each dated as of May 19, 2008
10.51	Amendment No. 4 to Note Purchase Agreement, dated as of May 19, 2008
10.52	Form of Extension Warrant pursuant to Amendment No. 4 to Note Purchase Agreement, dated as of May 19, 2008
10.53	Financial Advisor Agreement with Empire Asset Management Company, dated as of May 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 27, 2008

Neonode Inc.

By:	/s/ David Brunton
David Brunton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.48	Warrant Exercise Subscription Agreement, dated as of May 19, 2008
10.49	Warrant Transfer Agreement, dated as of May 19, 2008.
10.50	Form of New Warrant, pursuant to Warrant Exercise Subscription Agreement and Warrant Transfer Agreement, each dated as of May 19, 2008
10.51	Amendment No. 4 to Note Purchase Agreement, dated as of May 19, 2008
10.52	Form of Extension Warrant pursuant to Amendment No. 4 to Note Purchase Agreement, dated as of May 19, 2008
10.53	Financial Advisor Agreement with Empire Asset Management Company, dated as of May 12, 2008